Exhibit 10.4

EXECUTION VERSION

SECOND AMENDMENT dated as of September 14, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of September 14, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among GFI SOFTWARE S.À R.L., a société à responsabilité limitée having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B147127 and having a share capital of €1,106,249.64 (“Holdings”), TV GFI HOLDING COMPANY S.À R.L., a société à responsabilité limitée having its registered office at 7A, rue Robert Stümper, L - 2557 Luxembourg, registered with the Luxembourg register of trade and companies under number B156413 and having a share capital of €25,000.00 (the “Borrower”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WHEREAS, Holdings and the Borrower have requested that the Lenders agree to amend the definition of “Consolidated Fixed Charges” contained in Section 1.01 of the Credit Agreement to exclude from such definition the aggregate amount of income taxes paid in cash by Holdings and the Subsidiaries;

WHEREAS, Holdings and the Borrower have also requested that the Lenders agree to amend the Fixed Charge Coverage Ratio covenant levels contained in Section 6.13 of the Credit Agreement; and

WHEREAS, the Lenders whose signatures appear below are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2.  Amendment.  (a)  Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Fixed Charges” as follows:

(i) replacing the comma immediately before clause (e) with “ and”.

(ii) deleting “the aggregate amount of income taxes paid in cash by Holdings and the Subsidiaries during such period and (f)” from such definition.

(b)  Section 6.13 of the Credit Agreement is hereby amended by amending and restating the table contained therein in its entirety to read as follows:

Period	Ratio
Effective Date to but excluding March 31, 2012	1.00:1.00
March 31, 2012 to but excluding September 30, 2012	1.10:1.00
September 30, 2012 to but excluding March 31, 2013	1.50:1.00
March 31, 2013 to but excluding September 30, 2013	1.75:1.00
On and after September 30, 2013	2.00:1.00

SECTION 3.  Representations and Warranties.  Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that, after giving effect to the amendments provided for herein:

(a)  The representations and warranties set forth in Article III of the Credit Agreement are true and correct (i) in the case of the representations qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date (as defined below), with the same effect as if made on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty was so true and correct on and as of such prior date.

(b)  As of the Amendment Effective Date, no Default or Event of Default will have occurred and be continuing.

SECTION 4.  Effectiveness.  (a)  This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(i) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders.

(ii) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 12:00 noon, New York City time, on September 13, 2012 (the “Consent Deadline”), an amendment fee (the “Amendment Fee”) in an aggregate amount equal to 0.25% of the aggregate principal amount of the Term Loans and Revolving Commitments (whether used or unused) of such Lender outstanding on the Consent Deadline. The Amendment Fee shall be payable in immediately available funds and, once paid, such Amendment Fee or any part thereof shall not be refundable.

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(iii) The Administrative Agent shall have received payment, in immediately available funds, from the Borrower of all expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement or Section 8 hereof.

SECTION 5.  Effect of Amendment and Restatement; No Novation.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle Holdings or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference in any other Loan Document to the “Credit Agreement”, shall be deemed to be a reference to the Credit Agreement as amended hereby.

SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.  Expenses.  Holdings and the Borrower agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 9.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

GFI SOFTWARE S.À R.L.,

by:	/s/ Walter Scott
	Name:	Walter Scott
	Title:	Class A Manager

by:	/s/ Paul Goodridge
	Name:	Paul Goodridge
	Title:	Class A Manager

by:	/s/ Bruno Bagnouls
	Name:	Bruno Bagnouls
	Title:	Class B Manager

TV GFI HOLDING COMPANY S.À R.L.,

by:	/s/ Michael Triplett
	Name:	Michael Triplett
	Title:	Class A Manager

by:	/s/ Alexander Crisses
	Name:	Alexander Crisses
	Title:	Class A Manager

by:	/s/ Bruno Bagnouls
	Name:	Bruno Bagnouls
	Title:	Class B Manager

[Signature Page to the Second Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Justin Kelley
	Name:	Justin Kelley
	Title:	Vice President

[Signature Page to the Second Amendment]

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

J.P. Morgan Europe Limited

by	/s/ Altan Kayaalp
Name:	Altan Kayaalp
Title:	Executive Director

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:	Morgan Stanley Bank, N.A.

by	/s/ Penny Tsekouras
Name:	Penny Tsekouras
Title:	Authorized Signatory

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:	JFIN FUNDING III LLC

by	/s/ E. Joseph Hess
Name:	E. Joseph Hess
Title:	Managing Director

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:	JEFFRIES FINANCE LLC

by	/s/ E. Joseph Hess
Name:	E. Joseph Hess
Title:	Managing Director

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:	JFIN CAPITAL LLC

by	/s/ E. Joseph Hess
Name:	E. Joseph Hess
Title:	Managing Director

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:	JFIN CLO 2012 LTD

By:	JEFFERIES FINANCE LLC,
as Portfolio Manager

By:	/s/ E. Joseph Hess
	Name:	E. Joseph Hess
	Title:	Managing Director

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

GoldenTree Capital Opportunities, LP

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

GoldenTree Capital Solutions Fund Financing

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

GoldenTree Loan Opportunities III, Limted

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

GoldenTree Loan Opportunities IV, Limted

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

GoldenTree Loan Opportunities V, Limted

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

The University of Chicago

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

SC Pro Loan II Limited

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

Swiss Capital Pro Loan III Plc

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution:

GoldenTree Capital Solutions Offshore Fund Financing

By:	GoldenTree Asset Management, LP

	by	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Director — Bank Debt

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT

OF TV GFI HOLDING

COMPANY S.À R.L.

Name of Institution: Bank of Montreal, London Branch

by	/s/ A.L. Edbon
Name:	A.L. Edbon
Title:	Director

by	/s/ A. McClinton
Name:	A. McClinton
Title:	Managing Director